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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 17, 1997



                               IMC Securities, Inc.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

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
           Delaware                               333-31197-02                          59-3284026
----------------------------------     ------------------------------       ----------------------------
   (State or Other Jurisdiction           (Commission File Number)                (I.R.S. Employer
        of Incorporation)                                                       Identification No.)


         5901 East Fowler Avenue
              Tampa Florida                                                        33617-2362
--------------------------------------                                       ---------------------
         (Address of Principal                                                     (Zip Code)
          Executive Offices)
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            Registrant's telephone number, including area code (813) 984-8801
                                                               --------------

              --------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

        The sole purpose of this Current Report on Form 8-K is to file the Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 of the corporation designated to act as trustee in connection with the proposed offering of the IMC Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1997-6 (the "Notes") by IMC Home Equity Loan Owner Trust 1997-6. This exhibit shall be incorporated by reference in the Registration Statement on Form S-3 of IMC Securities, Inc. (Commission File No. 333-31197) pursuant to which the Notes will be offered in order to effect qualification of the related Indenture under the Trust Indenture Act of 1939, as amended.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:

         25.1    Form T-1 Statement of Eligibility of The Chase Manhattan Bank
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            IMC SECURITIES, INC. as
                                  Depositor


                            By:      /s/ Thomas Middleton
                                 -----------------------------------------------
                                   Name: Thomas Middleton
                                   Title:  President and Chief Operating Officer






Dated:  OCTOBER 21, 1997
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                                 EXHIBIT INDEX

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
 EXHIBIT NO.         DESCRIPTION                                                 PAGE NO.
  25.1               Form T-1 Statement of Eligibility of The Chase
                     Manhattan Bank
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